UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2012

STIFEL FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	001-09305 (Commission File Number)	43-1273600 (IRS Employer Identification No.)

One Financial Plaza

501 North Broadway

St. Louis, Missouri 63102-2102

(Address of principal executive offices, including zip code)

(Registrant's telephone number, including area code) (314) 342-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                      Submission of Matters to a Vote of Security Holders.

On June 6, 2012, Stifel Financial Corp. (the "Company") held its 2012 annual stockholders' meeting (the "2012 Annual Meeting"). The holders of 52,035,509 shares of common stock, 97% of the outstanding shares entitled to vote as of the record date, which constituted a quorum were represented at the meeting in person or by proxy. The four proposals submitted to the Company's stockholders are described in detail in the Company's Proxy Statement as filed with the Securities and Exchange Commission on April 20, 2012, as amended on May 25, 2012. At the 2012 Annual Meeting, the stockholders elected five directors (proposal I), approved the compensation of our named executive officers (proposal II), approved the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ended December 31, 2012 (proposal III), and approved the stockholder proposal requesting the Board to initiate the appropriate process to amend the Company's articles and/or bylaws to provide that director nominees be elected by a majority vote in uncontested election (Proposal IV). Without any discussion or prior agreement with the proponent of the stockholder proposal, the Board of Directors reconsidered its initial recommendation on proposal IV and recommended a vote "FOR" the approval of the proposal.

The final results for the proposals approved prior to the adjournment of the 2012 Annual Meeting were as follows:

Proposal I:

The Company's stockholders elected five Class II directors to hold office until the 2015 annual meeting of stockholders or until their respective successors are elected and qualified or until their earlier death, resignation or removal. The following table shows the results of the stockholders' votes:

	For	Withhold Authority	Abstentions	Broker Non-votes
Nominees for Class II:
Charles A. Dill	41,163,835	5,018,375	-	5,853,299
Richard J. Himelfarb	42,179,575	4,002,635	-	5,853,299
Alton F. Irby III	41,219,209	4,963,001	-	5,853,299
Victor J. Nesi	39,927,239	6,254,971	-	5,853,299
James M. Zemlyak	39,946,827	6,235,383	-	5,853,299

Proposal II:
	For	Against	Abstentions	Broker Non-votes
Proposal to approve resolution relating to the compensation of our named executive officers	37,004,174	9,113,930	64,106	5,853,299

Proposal III:
	For	Against	Abstentions
Ratification of Ernst & Young LLP as independent registered public accountants	51,785,621	223,311	26,577

Proposal IV:

	For	Against	Abstentions	Broker Non-votes
Stockholder proposal requesting the Board to initiate the appropriate process to amend the Company's articles and/or bylaws to provide that director nominees be elected by a majority vote in uncontested election	35,616,419	10,218,818	346,973	5,853,299

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STIFEL FINANCIAL CORP.

Date: June 6, 2012	By:	/s/ Ronald J. Kruszewski
Ronald J. Kruszewski
President and Chief Executive Officer